Exhibit 99.1

PRESS RELEASE JANUARY 23, 2026

NUVISTA AND OVINTIV ANNOUNCE NUVISTA SHAREHOLDER APPROVAL AND RECEIPT OF FINAL ORDER FOR TRANSACTION WITH OVINTIV AND PRELIMINARY RESULTS OF ELECTIONS BY NUVISTA SHAREHOLDERS REGARDING FORM OF CONSIDERATION

CALGARY, Alberta, January 23, 2026 – NuVista Energy Ltd. (TSX: NVA) (“NuVista”) and Ovintiv Inc. (NYSE, TSX: OVV) (“Ovintiv”) are pleased to announce that today at NuVista’s special meeting (the “Meeting”) of holders (“NuVista Shareholders”) of common shares of NuVista (“NuVista Shares”), NuVista Shareholders voted in favour of the previously announced plan of arrangement (the “Transaction”) involving NuVista, NuVista Shareholders, Ovintiv Canada ULC (“Ovintiv Canada”) and Ovintiv Inc. At the Meeting, the special resolution (the “Transaction Resolution”) approving the Transaction was approved by approximately 99% of the votes cast by NuVista Shareholders, present in person or represented by proxy at the Meeting. For additional details of the voting results on the Transaction Resolution, see NuVista’s Report of Voting Results filed pursuant to Section 11.3 of National Instrument 51-102 – Continuous Disclosure Obligations available on NuVista’s profile on SEDAR+ at www.sedarplus.ca.

Following the Meeting, the Court of King’s Bench of Alberta granted the Final Order in respect of the Transaction. The Transaction, subject to the satisfaction or waiver of other customary closing conditions, is expected to close shortly after receipt of approval under the Investment Canada Act.

NuVista and Ovintiv are also pleased to announce preliminary results of the elections made by NuVista Shareholders regarding the form of consideration they wish to receive in connection with the Transaction. As previously announced, the deadline to have made such election was 4:30 pm (Calgary time) on January 21, 2026 (the “Election Deadline”).

Pursuant to the Transaction and prior to the Election Deadline, NuVista Shareholders were entitled to elect to receive: (i) $18.00 (CAD) in cash per NuVista Share (the “Cash Consideration”); (ii) 0.344 of a share in the common stock of Ovintiv (each whole share, an “Ovintiv Share”) per NuVista Share (the “Share Consideration”); or (iii) a combination of Cash Consideration and Share Consideration for their NuVista Shares, subject to rounding and proration based on a maximum aggregate Cash Consideration of approximately $1.57 billion (CAD) and a maximum aggregate Share Consideration of approximately 30.1 million Ovintiv Shares. As previously disclosed, NuVista Shareholders who did not make a valid election prior to the Election Deadline, were deemed to have elected to receive Cash Consideration with respect to 50% of their NuVista Shares and Share Consideration with respect to 50% of their NuVista Shares.

Based on information as of the Election Deadline, the preliminary results of the consideration elections are as follows:

i.	NuVista Shareholders who elected to receive Cash Consideration in respect of all of their NuVista Shares, will receive 100% of their total consideration as Cash Consideration;

ii.

NuVista Shareholders who elected to receive Share Consideration in respect of all of their NuVista Shares, will receive approximately 58% of their total consideration as Share Consideration and approximately 42% as Cash Consideration; and

iii.

NuVista Shareholders who did not make a valid election prior to the Election Deadline or who elected to receive 50% Cash Consideration and 50% Share Consideration in respect of their NuVista Shares, will receive approximately 71% of their total consideration as Cash Consideration and approximately 29% as Share Consideration.

The foregoing results are preliminary only, and the final allocation of the Cash Consideration and Share Consideration will be calculated in accordance with the arrangement agreement among NuVista, Ovintiv and Ovintiv Canada dated November 4, 2025, as amended from time to time.

CURRENCY

All amounts in this press release are stated in Canadian (C$) unless otherwise specified.

FORWARD-LOOKING INFORMATION

Certain statements contained in this news release may constitute forward-looking statements within the meaning of applicable Canadian securities laws and applicable U.S. securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to future events or NuVista’s or Ovintiv’s future performance. All statements other than statements of historical fact may be forward-looking statements. The use of any of the words “estimate”, “will”, “would”, “believe”, “plan”, “expected”, “potential”, and similar expressions are intended to identify forward-looking statements. Forward-looking statements are often, but not always, identified by such words. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results or events to differ materially from those anticipated in such forward-looking statements. In particular, and without limiting the foregoing, this news release contains forward looking statements with respect to: the completion of the Transaction, including the satisfaction of the closing conditions and the anticipated closing date and other similar statements; and the final election results, including the preliminary results of Cash Consideration and Share Consideration payable pursuant to the Transaction.

Forward-looking information contained in this news release is based on management’s expectations and assumptions regarding, among other things: completion of the Transaction on the anticipated terms and timing, or at all, including the satisfaction of the conditions to closing the Transaction; the maximum aggregate Cash Consideration and Share Consideration payable under the Transaction; the final election results, including the final results of Cash Consideration and Share Consideration payable pursuant to the Transaction; the effect or outcome of litigation; the existence of any laws or material changes thereto that may adversely affect NuVista, Ovintiv or Ovintiv Canada or impact the completion of the Transaction; potential adverse changes to business prospects and opportunities resulting from the announcement or completion of the Transaction; and general business, market and economic conditions. Although NuVista and Ovintiv believe that the assumptions used in such forward-looking statements and information are reasonable based on the information available as of the date such statements are made, there can be no assurance that such assumptions will be correct. Accordingly, readers are cautioned that the actual results achieved may vary from the forward-looking information provided herein and that the variations may be material. Readers are also cautioned that the foregoing list of assumptions, risks and factors is not exhaustive.

Further information regarding the assumptions and risks inherent in the making of forward-looking statements and in respect of the Arrangement will be found in the Circular, along with (i) NuVista’s other public disclosure documents which are available through NuVista’s website at www.nvaenergy.com. and through the SEDAR+ website at www.sedarplus.ca and (ii) Ovintiv’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q and in Ovintiv’s other filings made with the U.S. Securities and Exchange Commission or Canadian securities regulators.

The forward-looking information included in this news release is expressly qualified in its entirety by the foregoing cautionary statements. Unless otherwise stated, the forward-looking information included in this news release is made as of the date of this news release and NuVista and Ovintiv assume no obligation to update or revise any forward-looking information to reflect new events or circumstances, except as required by law.

FOR FURTHER INFORMATION CONTACT:

NUVISTA ENERGY LTD.	OVINTIV INC.

Mike J. Lawford	Investor contact: (888) 525-0304
President and CEO	investor.relations@ovintiv.com
(403) 538-1936	Media contact: (403) 645-2252

Ivan J. Condic
VP, Finance and CFO
(403) 538-1945